UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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PRB Gas Transportation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 09, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of the Stockholders of PRB Gas Transportation, Inc. (the “Company”). The meeting will be held at the offices of Merrill Corporation located at 1225 17th Street, Suite 2800, Denver, Colorado 80202 at 9:00 a.m. on June 14, 2006.

At the meeting you and other stockholders will vote on the election of seven Directors and approve an amendment to the articles of incorporation to change the name of the Company from PRB Gas Transportation, Inc. to PRB Energy, Inc. You will also have an opportunity to hear reports on the Company’s operations and ask questions of general interest. You can find other more specific information about the meeting in our accompanying proxy statement, and can find detailed information about the Company in the enclosed annual report.

Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope. This will ensure that your shares are represented at the meeting even if you cannot attend.

Thank you for your cooperation in returning your proxy card. We hope to see you at our meeting in Denver.

Sincerely,
Robert W. Wright
Chairman and Chief Executive Officer

PRB GAS TRANSPORTATION, INC.
1875 Lawrence Street, Suite 450
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 14, 2006

To our Stockholders:

The 2006 Annual Meeting of the Stockholders of PRB Gas Transportation, Inc. (the “Company”) will be held at the offices of Merrill Corporation located at 1225 17th Street, Suite 2800, Denver, Colorado 80202 at 9:00 a.m. on June 14, 2006, or at any adjournment or postponement thereof, for the following purposes:

1.     To elect seven members of the Board of Directors.

2.     To consider and vote upon an amendment to the Company’s Amended and Restated Articles of Incorporation to change Article First to provide that the name of the Company be changed from PRB Gas Transportation, Inc. to PRB Energy, Inc.

3.     To transact such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of the Company as of the close of business on April 13, 2006 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS
Susan C. Wright, Corporate Secretary
May 09, 2006

PRB GAS TRANSPORTATION, INC.
1875 Lawrence Street, Suite 450
Denver, Colorado 80202
Telephone: (303) 308-1330

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PRB Gas Transportation, Inc. (referred to as the “Company,” “we,” “our” or “us”), a Nevada corporation, for use at our Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held at the offices of Merrill Corporation located at 1225 17th Street, Suite 2800, Denver, Colorado 80202 at 9:00 a.m. on June 14, 2006, or at any adjournment or postponement thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to our Stockholders on or about May 09, 2006.

VOTING PROCEDURES

The presence in person or by proxy of Stockholders owning a majority of the issued and outstanding shares of Common Stock constitutes a quorum for the Annual Meeting.

The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Any Stockholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

The election of each Director nominee requires the affirmative vote of a plurality of the votes cast in the election of Directors. An affirmative vote of the majority of our issued and outstanding shares of Common Stock is required for the approval of the proposal to amend our Amended and Restated Articles of Incorporation to change the name of the Company.

Broker “non-votes” and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

In tabulating the votes on the proposal, abstentions and broker non-votes will be treated as shares that are present but that have not been voted and accordingly will be treated as a “no” vote in determining whether the proposal is approved. Abstentions and broker non-votes will have no effect on the election of Directors.

Votes cast by proxy will be tabulated by Corporate Stock Transfer, Inc., our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the person we appointed to act as election inspector for the meeting.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, facsimile or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. The Company has also retained Corporate Stock Transfer, Inc. to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of reasonable expenses.

The close of business on April 13, 2006 has been fixed by our Board of Directors as the record date (the “record date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 7,462,894 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of April 13, 2006 by:

•       each of our Directors and Named Executive Officers;

•       all executive officers and Directors as a group; and

•       each person who is known by us to beneficially own more than 5% of our outstanding Common Stock.

Beneficial ownership of the Common Stock is determined in accordance with the rules of the SEC and generally includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which such person has a right to acquire ownership at any time within 60 days of April 13, 2006.

The address of each executive officer, Director and Director nominee is 1875 Lawrence Street, Suite 450, Denver, Colorado 80202.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total
Stockholders Owning More Than 5%:
none
Directors and Named Executive Officers:
Robert W. Wright(1)	1,007,161	12.6%
William F. Hayworth(2)	56,125	*
Thomas J. Jacobsen(3)	88,000	1.1%
Reuben Sandler(4)	154,571	1.9%
James P. Schadt(5)	110,500	1.4%
Joseph W. Skeehan(6)	80,000	1.0%
Justin W. Yorke(7)	30,000	*
Directors and executive officers as a group (8 persons):	1,526,357	19.0%
Director Nominee:
Gus J. Blass III(8)	239,857	3.0%

*       Less than 1%

(1)          Includes 29,375 shares of Common Stock issuable upon exercise of stock options, 14,286 shares of Common Stock issuable upon conversion of convertible subordinated debt and 83,500 shares of Common Stock owned by Mr. Wright’s wife. Shares issuable upon conversion of convertible subordinated debt are being registered for resale by separate prospectus. Mr. Wright has agreed to not sell any shares of Common Stock before July 12, 2006 without the written consent of our underwriter.

(2)          Includes 43,125 shares of Common Stock issuable upon exercise of stock options. Mr. Hayworth has agreed to not sell any shares of Common Stock before July 12, 2006 without the written consent of our underwriter.

(3)          Includes 40,000 shares of Common Stock issuable upon exercise of stock options. Mr. Jacobsen has agreed to not sell any shares of Common Stock before July 12, 2006 without the written consent of our underwriter.

(4)          Includes 30,000 shares of Common Stock issuable upon exercise of stock options and 28,571 shares of Common Stock issuable upon conversion of convertible subordinated debt. Mr. Sandler has agreed to not sell any shares of Common Stock before July 12, 2006 without the written consent of our underwriter.

(5)          Includes 40,000 shares of Common Stock issuable upon exercise of stock options.

(6)          Includes 60,000 shares of Common Stock issuable upon exercise of stock options. Mr. Skeehan has agreed to not sell any shares of Common Stock before July 12, 2006 without the written consent of our underwriter.

(7)          Includes 30,000 shares of Common Stock issuable upon exercise of stock options.

(8)          Includes 10,000 shares of Common Stock owned as trustee of the Alex Blass Trust #3; 71,429 shares of Common Stock issuable upon conversion of convertible subordinated debt and 71,429 shares of Common Stock issuable upon conversion of convertible subordinated debt owned by Capital Properties LLC of which Mr. Blass is a 50% owner.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, officers and persons holding more than 10% of the Company’s Common Stock must report their initial ownership of the Common Stock and any changes in that ownership in reports which must be filed with the SEC and the Company. The SEC has designated specific deadlines for these reports, and the Company must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of reports filed with the Company, all Directors, officers and 10% owners timely filed all reports regarding transactions in the Company’s securities required to be filed for 2005 by Section 16(a) under the Securities Exchange Act of 1934, except for the following filings which were filed late: Messrs. Hayworth, Jacobsen, Skeehan, Wright, former Director Marilena Marrelli and former officer Pauline Schneider each had one late filing of a report on Form 4 for an award of stock options granted to each on April 22, 2005 and Mr. Skeehan had one other late filing of a report on Form 4 for two stock purchase transactions on April 12, 2005. In addition, South Lake Financial, a former 10% owner of the Company’s stock had one late filing of a report on Form 4 for three stock sale transactions occurring on April 27, April 28 and April 29, 2005.

Based on our review, the following filings were due in 2005 and were filed on or before May 31, 2006: Messrs. Brand, Jacobsen, Sandler, Schadt and Yorke reported their initial statement of beneficial ownership of securities using Form 5 on or before May 31, 2006; Messrs. Brand, Sandler, Schadt and Yorke reported one transaction each of awards of stock options during 2005 using Form 5 on or before May 31, 2006; and Ms. Schneider reported the conversion of Series C Convertible Preferred stock to Common Stock and the exercise of options to purchase Common Stock during 2005 using Form 5 on or before May 31, 2006. There were no other known reportable transactions during 2005 that were not filed or not filed when due.

CERTAIN TRANSACTIONS

During the first quarter of 2006, Robert Wright, the Company’s Chairman and CEO, Reuben Sandler, a Director and Gus J. Blass III, a Director Nominee purchased $100,000, $200,000 and $1,000,000, respectively, of our senior subordinated convertible notes (the “Notes”). In addition, Mr. Blass’ immediate family purchased $1,100,000 of these Notes.

These Notes bear interest at 10% per annum, payable quarterly in arrears beginning March 15, 2006. The Company plans to file a registration statement applicable to the shares of Common Stock underlying the Notes. The Notes include a Registration Rights Agreement that provides for liquidated damages in the amount of 1% per month in the event that the Company’s registration statement is not declared effective by July 6, 2006.

Note holders have the right, after the shares have been registered, to convert the Notes into common shares at a conversion price of $7.00 per share, which conversion price is subject to certain anti-dilution adjustments. In the event that the Company’s Common Stock trades at $14.00 per share or above for 10 consecutive days, the Company has a call provision which allows for the retirement of the Notes upon 10 days prior written notice by paying in cash, the principle amount and accrued but unpaid interest.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

All Directors of the Company are elected annually. At this meeting, seven Directors are to be elected to serve for one year or until their successors are elected and qualified. The Company’s nominees for these directorships are identified below.

Shares represented by properly executed proxies will be voted in favor of the nominees unless a contrary specification is made in the proxy. All nominees have consented to serve as Directors of the Company if elected. However, if any nominee is unable to serve or for good cause will not serve as a Director, the person named in the proxy intends to vote in their discretion for a substitute who will be designated by the Board of Directors.

The Board of Directors recommends voting “FOR” electing the nominees.

NOMINEES FOR ELECTION AS DIRECTORS

Biographical information as of April 13, 2006, including principal occupation and business experience during the last five years, of each nominee for Director is set forth below.

Director	Age	Since
Gus J. Blass III Mr. Blass has been a General Partner of Capital Properties LLC since 1981. Capital Properties owns and manages over one million square feet of warehouse space in the Little Rock, Arkansas area and invests in public and private companies. Mr. Blass currently serves on the Board of Directors at BancorpSouth, Cajuns Wharf Corporation and NutraCheck, Inc. Mr. Blass has a Bachelor of Science Degree in Finance and Banking from the University of Arkansas.	54	2006

William F. Hayworth   Mr. Hayworth joined us as President, Chief Operating Officer and Director in June 2004. From 2002 to 2004 he served as a consultant through his wholly owned company, BAM Energy, Inc., to various energy companies acting as project manager and evaluation specialist for coal-bed methane pilot projects in Kansas, Wyoming, western Colorado and Utah. From 1997 to 2002, he was Vice President—Operations for Intoil, Inc. in Denver. His responsibilities included management and coordination of the company’s drilling and production activities as well as the design and construction of gathering facilities. Prior to this, he was was employed by Unit Corporation in Houston, Texas and was the Engineering/Operations Manager for Patrick Petroleum in Houston, Texas and Jackson, Michigan. In addition to his responsibilities for supervision of technical staff and field personnel, Mr. Hayworth evaluated potential acquisitions and divestitures for Patrick. He also spent 12 years with Phillips Petroleum where he held various reservoir drilling and production engineering positions in the United Kingdom, Norway, Texas and Oklahoma. Mr. Hayworth holds a Bachelor of Science degree in Chemical Engineering from the University of Michigan. He is a member of the American Association of Drilling Engineers, the Rocky Mountain Association of Geologists, the International Association of Drilling Contractors, the Society of Petroleum Engineers and the Energy Finance Group.

	51	2004

Reuben Sandler, Ph.D   Dr. Sandler joined the Board in October 2005. Dr. Sandler has been Chairman and Chief Executive Officer of Intelligent Optical Systems, Inc., a research and development company developing technologies in optical sensing and instrumentation, since 1999. Before that he was President and Chief Information Officer for MediVox, Inc., a medical software development company, and prior to that was an Executive Vice President for Makoff R&D Laboratories, Inc. Dr. Sandler currently serves on the Board of Directors of JMG Exploration, Inc., Optech Ventures, LLC, and Optisense, LLC. He was a director of PASW, Inc. from 1999 to 2000 and a director of Alliance Medical Corporation from 1999 to 2002. Dr. Sandler received a Ph.D. from the University of Chicago, is the author of four books on the subject of mathematics and has held professorships at Victoria University of Wellington, the University of Chicago, the University of Illinois, the University of Hawaii and Technion University of Haifa.

69	2005

James P. Schadt   Mr. Schadt joined the Board in October 2005. Mr. Schadt retired as Chairman and Chief Executive of the Reader’s Digest Association in 1997 and has since been involved in various board and private investment activities. He is currently a partner of Contagion, LLC, an operator of magazine publishing services, a director of LEK, a Boston-based consultancy specializing in shareholder value and a Life Trustee of Northwestern University. From 1980 to 1991, Mr. Schadt was with London-based Cadbury Schweppes plc serving on the Board of Directors and rising to Chief Executive Officer of the global beverages business. He has also served several not-for-profit organizations, including the Wallace Reader’s Digest Funds, The American Enterprise Institute and the Norwalk (CT) Hospital. Mr. Schadt began his business career in the marketing department at Procter & Gamble following his graduation from Northwestern University with a BA in Arts and Sciences.

67	2005

Joseph W. Skeehan   Mr. Skeehan joined the Board in June 2004 and has served as the chairperson of the audit committee since June 2004. He has been the owner of Skeehan & Company, a professional service corporation that engages in accounting, finance and consulting services to small and mid-sized companies and organizations primarily in Southern California since 1980. Mr. Skeehan also serves on the Board of Directors of JMG Exploration, Inc. He has been a certified public accountant since 1978 and received a Bachelor of Science degree from California Polytechnic State University, San Luis Obispo in 1976.

51	2004

Robert W. Wright   Mr. Wright joined us as Chief Executive Officer and a Director in January 2004 and was elected Chairman in June 2004. Mr. Wright was President of WGS Capital, LLC, a registered broker-dealer with clientele in energy, insurance and shipping sectors, from 1992 to 2004. Prior to 1992, Mr. Wright was a consultant and financial advisor reporting to the Vice-Chairman of Credit Suisse First Boston. He was a Managing Director with Donaldson, Lufkin and Jenrette Securities Corporation in the Investment Banking Department from 1976 until 1990. He specialized in the energy sector and was involved in corporate finance, mergers, acquisitions and financial advice including fairness opinions and valuations. Prior to 1976 he was the Vice President of Corporate Development for Barber Oil Corporation heading merger and acquisition activities. Prior to Barber Oil, he was also in the Corporate Finance Department of Lepercq, deNeuflize, southeast regional manager for Raychem Corporation and field petroleum engineer for Mobil Oil of Libya, Ltd. He has a degree in Petroleum Refining Engineering from Colorado School of Mines and an MBA from Columbia University.

67	2004

Justin W. Yorke   Mr. Yorke joined the Board in November, 2005. Currently Mr. Yorke is Director of Dunes Advisors, a corporate advisory group he founded during 2002 that assists domestic and international middle market companies with strategic planning, private equity fund raising as well as structuring joint ventures and financial reviews. Mr. Yorke also serves on the Board of Directors of JED Oil Inc. From 1992 to 2001, he held Fund Manager/Vice President positions with Darier Hentsch Asia Ltd., Peregrine Asset Management and Unifund Global Limited based in Hong Kong. In these positions, Mr. Yorke managed institutional Asian equity funds and focused on companies located in Singapore, India, South Korea, Thailand, Malaysia and the Philippines. Mr. Yorke started his career with William Finkle and Associates where he focused on revenue and risk analysis of international joint ventures in the healthcare and petroleum industries. Mr. Yorke holds a B.A. in history, with a minor Economics from the University of California, Los Angeles.

39	2005

CORPORATE GOVERNANCE

Corporate Governance Principles and Board Matters

The Company is committed to having sound corporate governance principles and practices. The Company’s primary corporate governance documents, including its Code of Business Conduct and Ethics, Corporate Governance Policies & Guidelines and the Board of Directors’ committee charters are available to the public on our internet website at www.prbtrans.com.

Independence of Directors

The Board has determined that a majority of the current Directors of the Company have no material relationship with the Company, directly or indirectly, that would interfere with the exercise of independent judgment, and are “independent” within the meaning of the American Stock Exchange’s (“AMEX”) director independence standards.

Board Meetings

During 2005, our Board met 12 times, of which 9 were telephonic meetings. During 2005, all Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 2005 and (ii) the total number of meetings held by all committees of the Board on which such Director served in 2005. The Company does not have a policy with regard to attendance of Directors at annual meetings, but encourages all of its Directors to attend the annual meeting.

On October 14, 2005, the Board increased the number of Directors from five to seven and appointed Reuben Sandler and James P. Schadt to the Board.

On November 11, 2005, Marilena C. Marrelli resigned as a Director after serving since December 2003. On November 11, 2005 the Board appointed Justin W. Yorke to fill this vacancy.

Committees of the Board

Audit Committee.   The Board has an Audit Committee and at December 31, 2005, its members were Joseph W. Skeehan (Chairman), Reuben Sandler and James P. Schadt. In November 2005, Dr. Sandler and Mr. Schadt were appointed to the committee after Mr. Jacobsen and Ms. Marrelli resigned. During 2005, the Audit Committee met three times. The Audit Committee also held three meetings with the Company’s independent accountants by teleconference. Each member of the Audit Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (“1934 Act”). All current members of the

Audit Committee are financially literate and are able to read and understand fundamental financial statements, including the balance sheet, income statement and statement of cash flows. The Board has determined that Joseph W. Skeehan as Chairman, qualifies as an audit committee financial expert as defined within Section 229-401(h) of the 1934 Act. The Audit Committee operates pursuant to a revised charter adopted by the Committee which was ratified and approved by the Board in March 2006 that is available at www.prbtrans.com. As enumerated in the charter, the Audit Committee makes recommendations concerning the engagement of independent public accountants and reviews the Company’s published quarterly and annual financial statements with the independent public accountants. The Audit Committee also reviews with the independent accountants the plans and results of the audit engagement, the range of audit and non-audit fees, and the integrity, adequacy and effectiveness of the Company’s disclosure controls and internal control over financial reporting. The Audit Committee oversees and periodically confirms the independence of the Company’s independent accountants and reviews the results of the audit and the independent accountant’s report to management for each fiscal year with the independent accountants. Effective January 1, 2006, the Audit Committee also reviews all proposed transactions between the Company and persons that are considered related parties. A report of the Audit Committee is included in this Proxy Statement.

Compensation Committee.   The Board has a Compensation Committee and at December 31, 2005, its members were James P. Schadt (Chairman), Thomas J. Jacobsen and Joseph W. Skeehan. When Ms. Marrelli resigned from the Board in November 2005, Mr. Schadt was appointed to replace her as a committee member and Chairperson. In March 2006, Justin W. Yorke was appointed to the committee after Mr. Jacobsen resigned. Each member of the Compensation Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards. A copy of the Compensation Committee Charter, which was adopted by the Committee and was ratified and approved by the Board in March 2006, is available on the Company’s website at www.prbtrans.com. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies; recommends for Board approval the compensation payable to each of the officers of the Company and administers the Company’s Equity Compensation Plan. The Compensation Committee met twice in 2005. The Compensation Committee Report on Executive Compensation is included in this Proxy Statement.

Nominating Committee.   In March 2006, the Board formed a Nominating Committee whose members are Reuben Sandler, James P. Schadt, Joseph W. Skeehan, and Justin W. Yorke (Chairman). Each member of the Nominating Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards.

The Nominating Committee, among other things, identifies, evaluates and recommends individuals qualified to be Directors of the Company. In evaluating candidates for nomination to the Board, the Nominating Committee takes into account the applicable requirements for Directors under the 1934 Act and the listing standards of the American Stock Exchange. The Committee selects each nominee based on the nominee’s knowledge, skills, expertise, integrity, judgment and business experience, with the objective that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders. The Board of Directors believes that each nominee should have experience in positions of responsibility and leadership, an understanding of the Company’s business environment and a reputation for integrity.

When seeking candidates for Director, the Nominating Committee solicits suggestions from incumbent Directors, management, stockholders and others. The Nominating Committee evaluates each potential nominee individually and in the context of the Board as a whole. The objective is to recommend a group that will effectively contribute to the long-term success of the Company and represent stockholder interests. In determining whether to recommend a Director for re-election, the Nominating Committee also considers the Director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Nominating Committee considers stockholder nominees for election to the Board if the Secretary of the Company receives timely advance written notice of such nominees. The Nominating Committee met in March 2006 and adopted its charter which has been ratified and approved by the Board, and recommended the Director nominee and Directors listed in “Proposal No. 1—Election of Directors” as candidates to be elected to the Board. A copy of the Nominating Committee Charter is available on the Company’s website at www.prbtrans.com.

Code of Ethics

In March 2006, the Board adopted a Code of Business Conduct and Ethics to provide guidance on maintaining the Company’s commitment to being honest and ethical in its business endeavors. The Code of Business Conduct and Ethics covers a wide range of business practices, procedures and basic principles regarding corporate and personal conduct and applies to all Directors, executives, officers and employees. A copy of the Code of Business Conduct and Ethics is available on the Company’s website at www.prbtrans.com or may be obtained by written request submitted to the Secretary at PRB Gas Transportation, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202. The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics by disclosing these items on the Company’s website, by press release and/or on a current report on Form 8-K.

Stockholder Communications with the Board

Any stockholder desiring to contact the Board, or any individual Director, may do so by written communication directed to Joseph W. Skeehan the independent Director who has been designated by the Board to receive such communications. Communications should be addressed to Joseph W. Skeehan, PRB Gas Transportation, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202 or contact the Company’s hotline at 1-866-255-3349. Any communications received that are directed to the Board will be processed by the Secretary and distributed promptly to the Board or individual Directors, as appropriate. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communication should be conveyed to the Board.

Stockholder Procedures to Nominate Directors

The Nominating Committee will consider qualified candidates for possible nomination that are submitted by stockholders in accordance with the Company’s policies regarding Director nominations. Any stockholder nominations will be evaluated using the same criteria set forth in the Nominating Committee Charter as are applicable to persons nominated by other sources.

Stockholders wishing to make such a submission may do so by providing all information regarding the nominee that would be required under applicable SEC proxy rules, including (in addition to the information required in the bylaws or by applicable law): (i) the full name and resident address of nominee; (ii) the age of nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of the Company’s Common Stock held by nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected. In addition, the stockholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide (i) the name and address, as they appear on the Company’s books, of such stockholder and such beneficial owner, (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) any material interest of the stockholder and/or such beneficial owner in the nominee or the nominee’s election as a Director. Such information should be sent to the Nominating Committee, PRB Gas Transportation, Inc., 1875 Lawrence Street, Suite 450, Denver, Colorado 80202

In addition to potential Director nominees submitted by stockholders, the Nominating Committee considers candidates submitted by Directors, as well as self-nominations by Directors and, from time to time in its sole discretion, it may consider candidates submitted by a third-party search firm hired for the purpose of identifying Director candidates. The committee has not retained a third-party search firm to assist in the identification or evaluation of Board member candidates for election to the Board at the Annual Meeting, although it may do so in the future. The Nominating Committee investigates potential candidates and their individual qualifications, and evaluates all such candidates, including those submitted by stockholders, using the Board membership criteria set forth in the Nominating Committee Charter and described under “Nominating Committee.”

No candidates for Director nominations were submitted to the Nominating Committee by any stockholder in connection with the 2006 Annual Meeting. Stockholder suggestions for Director nominations should be delivered on or before December 1st in any year before the next annual meeting.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding each executive officer of the Company.

Name	Age	Positions
Robert W. Wright	67	Chairman, Chief Executive Officer and Director
William F. Hayworth	51	President, Chief Operating Officer and Director
William P. Brand, Jr.	50	Vice President—Finance

The principal occupation of each executive officer of the Company, for at least the past five years, is as follows:

Robert W. Wright   Chairman of the Board and Chief Executive Officer. More detailed information regarding Mr. Wright’s business experience is set forth under “Nominees for Election as Directors.”

William F. Hayworth   Director, President, and Chief Operating Officer. More detailed information regarding Mr. Hayworth’s business experience is set forth under “Nominees for Election as Directors.”

William P. Brand, Jr.   Mr. Brand joined us as Vice President—Finance in August 2005. From 2003 until joining us, Mr. Brand was Oil and Gas Industry Practice Director for Hudson Highland/JMT Financial Partners, and his consultancy assignments included Sarbanes-Oxley 404 compliance as well as SEC and other financial reporting projects. During 2001 through 2003, Mr. Brand held the positions of Controller and Finance Director for Orica USA Inc., which is part of the Australian-based publicly held company with major business interests in mining services, chemicals, fertilizers and consumer products. While at Orica Mr. Brand was responsible for all finance functions for Orica’s U.S., Canadian and Latin American manufacturing and mining services distribution sites. From 1994 until 2000 he was International Financial Manager/Director at Media One and U.S. West International, now AT&T Wireless International Inc. Mr. Brand began his career at BHP Petroleum, Inc., (formerly Monsanto Oil and Monsanto Company) in 1980, and held positions including Internal Auditor, Regional Accounting/Administration Manager, and Finance Manager, International through 1994. Mr. Brand holds a B.S., Administrative Sciences, and an M.B.A. from Southern Illinois University, Carbondale, Illinois.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information for each of the last two fiscal years concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary and bonus that exceeded $100,000 for 2005 (the “Named Executive Officers”).

						Long-Term Compensation Awards
		Annual Compensation				Securities
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation		Underlying Options(1)	All Other Compensation
Robert W. Wright	2005	$200,000	$—	$35,657	(2)	25,000	$2,964	(3)
Chairman and Chief Executive Officer	2004	200,000	—	27,061		55,000	—
William F. Hayworth	2005	$175,000	$—	$—		25,000	$2,580	(3)
President and Chief Operating Officer	2004	102,083	—	8,322		60,000	—

(1)          All options granted were made pursuant to the Company’s Equity Compensation Plan.

(2)          Other annual compensation for Mr. Wright consisted of apartment rental of $24,487and car rental of $5,355 provided as a condition of employment; $5,298 of personal travel reimbursements and $517 of reimbursed payroll taxes.

(3)          All other compensation represented employer contributions to the employee’s 401(k) plan

The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all our employees, such as group health insurance, paid parking, certain educational and training programs and paid time off. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 and less than 10% of the annual salary of each such executive officer, is not included in such table.

The table also excludes deemed compensation resulting from purchases by our officers of Series C preferred stock in December 2004. The difference between the Series C share price of $3.00 and the $5.50 offering price of our Common Stock in our initial public offering completed April 12, 2005 has been recorded as compensation expense for the year ended December 31, 2004. Deemed compensation expense attributable to Mr. Wright and Mr. Hayworth for 2004 was $200,000 and $7,500, respectively.

Compensation of Directors

Employee Directors do not receive additional compensation for serving on the Board of Directors or any committee. Directors receive reimbursement for their out-of-pocket costs, including travel and accommodations, relating to their attendance at any Directors’ meeting. Directors are entitled to participate in the Company’s Equity Compensation Plan.

In April 2005, we granted all non-employee Directors an additional 10,000 options each to acquire shares of Common Stock at $7.50 per share. In October 2005, new Directors Dr. Sandler and Mr. Schadt were granted 20,000 options each with an exercise price of $6.70 per share. In November 2005, new

Director Mr. Yorke was granted 20,000 options at an exercise price of $6.45 per share. All options granted to non-employee Directors vest immediately and have a term of five years.

Stock Options Granted to Named Executive Officers During 2005

The following table discloses the grants of options to purchase or acquire shares of Common Stock to our Named Executive Officers during the fiscal year ended December 31, 2005.

	Individual grants(1)				Potential realizable value at
	Number of shares	Percentage of			assumed annual rate of
	of Common	total options	Exercise		stock price appreciation for
	Stock underlying	granted to	price per	Expiration	option term(2)
Name	options granted	employees	share	date	5%	10%
Robert W. Wright	25,000	12%	$7.50	4/22/2015	$117,918	$298,827
William F. Hayworth	25,000	12%	7.50	4/22/2015	117,918	$298,827

(1)          These stock options were granted under our Equity Compensation Plan. The options vest 50% on the grant date with the remainder vesting in equal amounts on the grant date anniversary over the course of four years. The stock options are also subject to vesting acceleration provisions in the event of a change in control.

(2)          Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts representing hypothetical gains are those that could be achieved if options are exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future stock price.

Option Exercises and Holdings

None of the Named Executive Officers exercised options during the fiscal year ended December 31, 2005. The following table sets forth the number and value of securities underlying options held at December 31, 2005 by Named Executive Officers.

			Number of shares underlying		Value of unexercised
	Number of		unexercised options at		in-the-money options at
	shares acquired	Value	December 31, 2005		December 31, 2005(1)
Name	on exercise	realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert W. Wright	—	$—	26,250	53,750	$550	$1,650
William F. Hayworth	—	—	27,500	57,500	600	1,800

(1)          Based on the Common Stock closing price of $5.54 per share on the American Stock Exchange on December 30, 2005, and is calculated by subtracting the exercise price per share from the closing price.

Equity Compensation Plan

Our Board of Directors and stockholders approved our Equity Compensation Plan in May 2004. We have authorized a total of 10% of the number of shares outstanding for issuance under this plan. As of December 31, 2005, a total of 743,189 shares of Common Stock are authorized for issuance of which 463,250 options were issued and outstanding under the plan to officers, Directors, employees and consultants. All employee options issued in 2005 vest over the course of four years during their 10 year term. Non-employee Director options granted in 2005 vested immediately and have a five year term.

Under the Equity Compensation Plan, employees, non-employee members of the Board of Directors and consultants may be awarded stock options to purchase shares of Common Stock. Options may be incentive stock options designed to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code, or non-qualified stock options which do not meet those requirements. If options expire or are terminated, then the underlying shares will again become available for awards under the Equity Compensation Plan. The Equity Compensation Plan is administered by the Compensation Committee of the Board of Directors. This committee has complete discretion to:

•       determine who should receive an award;

•       determine the type, number, vesting requirements and other features and conditions of an award;

•       interpret the Equity Compensation Plan; and

•       make all other decisions relating to the operation of the Equity Compensation Plan.

The exercise price for non-qualified and incentive stock options granted under the Equity Compensation Plan may not be less than 100% of the fair market value of the Common Stock on the option grant date. The Compensation Committee may also accept the cancellation of outstanding options in return for a grant of new options for the same or a different number of shares at the same or a different exercise price.

If there is a change in our control, an award will immediately become fully exercisable as to all shares subject to an award. A change in control includes:

•       a merger or consolidation after which our then current stockholders own less than 50% of the surviving corporation;

•       a sale of all or substantially all of our assets; or

•       an acquisition of 50% or more of our outstanding stock by a person other than a corporation owned by our stockholders in substantially the same proportions as their stock ownership in us.

In the event of a merger or other reorganization, outstanding stock options will be subject to the agreement of merger or reorganization, which may provide for:

•       the assumption of outstanding awards by the surviving corporation or its parent;

•       their continuation by us if we are the surviving corporation;

•       accelerated vesting; or

•       settlement in cash followed by cancellation of outstanding awards.

The Board of Directors may amend or terminate the Equity Compensation Plan at any time. Amendments are subject to stockholder approval to the extent required by applicable laws and regulations. The Equity Compensation Plan will continue in effect unless otherwise terminated by the Board of Directors.

The following table is a summary of the shares of Common Stock authorized for issuance under the Company’s Equity Compensation Plan as of December 31, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted-average exercise price of outstanding options and other rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plan	463,250	$6.74	279,939

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This section of the proxy statement will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

Executive Officer Compensation

All decisions on compensation for our executive officers are made by the Compensation Committee whose decisions are approved by the non-employee Directors of the Board. The executive compensation program presently consists of annual base salary, short-term incentives in the form of annual cash bonuses and long-term incentives in the form of stock options.

The committee believes that the compensation of executive officers should reflect the scope of their responsibilities, our success and the contributions of each executive to that success. In addition, the committee believes that base salaries should approximate competitive salaries applicable to similar companies and that short-term and long-term incentive compensation should reflect the Company’s performance and the contributions of each executive.

External competitiveness is an important element of the committee’s compensation policy. The competitiveness of compensation for our executives is assessed by comparing it to market data.

The process of determining each of the elements of compensation for our executive officers is outlined below.

Base Salary

Base salaries are intended to approximate the competitive salaries for similar organizations of comparable size, market capitalization and complexity. Executive officer salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographical or regional market data, industry trends and internal fairness. It is the committee’s intention that over time the base salaries for the CEO and the other executive officers will approach the mid-point of competitive data.

Cash Bonus

In 2004, the committee established an informal short-term incentive compensation plan whereby, each year, the Company would distribute an amount equal to 10% of the Company’s earnings (before taxes, depreciation and amortization expense) to its employees, including executives, in the form of cash bonuses. The committee will review and approve the allocation of the cash bonuses to each employee, including executive officers. The committee’s determination with respect to bonuses paid to executives is based on a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important in the creation of long-term stockholder value. No cash bonuses were paid in 2005 under this short-term compensation plan as the Company did not have positive earnings, as defined, during fiscal 2005.

Stock Incentive Program

Our primary goal is to excel in the creation of long-term value for our stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase our Common Stock.

The committee and management believe that awards of stock options to purchase our shares accomplish many objectives. The grant of options to key employees encourages equity ownership in us, and closely aligns management’s interest to the interests of all the stockholders. The emphasis on stock options also results in management’s compensation being closely linked to stock performance. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves us prematurely, stock options are an incentive for key employees to remain with us long term.

Awards are not necessarily made annually in conjunction with the annual review of cash compensation, but are made periodically. The committee considers total compensation of executives, actual and anticipated contributions of each executive (which includes a subjective assessment by the committee of the value of the executive’s future potential within the organization), as well as the value of previously awarded options as described above, in determining awards.

Policy on Deductibility of Compensation

The committee has also considered the application of Section 162(m) of the Internal Revenue Code to our compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as “performance based.” The annual cash compensation paid to our individual executives does not approach the $1 million threshold, and we believe that our stock incentive plans qualify as “performance based.” Therefore, we do not believe any further action is necessary in order to comply with Section 162(m). From time to time, the committee will re-examine our compensation practices and the effect of Section 162(m).

2005 CEO Compensation

Cash compensation for Robert W. Wright is reviewed by both the Compensation Committee and the full Board. The committee and the Board evaluate Mr. Wright’s performance and compensation using a process similar to that used for our other executive officers.

Awards to Mr. Wright of stock options to purchase our shares of Common Stock are reviewed and determined periodically by the Compensation Committee using criteria similar to that used for our other executive officers.

The Compensation Committee of the Board of Directors(1)

James P. Schadt, Chairman
Justin W. Yorke
Joseph W. Skeehan

(1)          Marilena C. Marrelli resigned from the Compensation Committee on November 11, 2005 and James P. Schadt was appointed to fill this vacancy. Thomas J. Jacobsen resigned from the Compensation Committee on March 16, 2006 and Justin W. Yorke was appointed to fill this vacancy.

RETIREMENT PLANS

401(k) Plan

The Company offers its employees the right to participate in a 401(k) plan. The plan provides for the Company to make contributions up to 3% of gross wages. All employees, including Named Executive Officers are entitled to participate in the plan. For the year ended December 31, 2005, Company contributed $27,817 to such plan.

PERFORMANCE GRAPH

The following performance graph compares the cumulative total stockholder return on PRB’s Common Stock for the period April 12, 2005 to December 31, 2005 with the cumulative total return of the American Stock Exchange (“AMEX”) Natural Resource Index and the AMEX Market Value (U.S.) Index. The identities of the companies included in each index will be provided upon request. All values assume that $100 was invested on April 12, 2005 in the Company’s Common Stock and each applicable index and all dividends were reinvested.

This performance graph will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any of our filings under the Securities Act of 1933 or under the Security Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not be deemed “soliciting material” or be deemed “filed” under either such Acts.

COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN*

AMONG PRB GAS TRANSPORTATION, INC., THE AMEX MARKET VALUE (U.S.) INDEX
AND THE AMEX NATURAL RESOURCES INDEX

* $100 invested on 4/12/05 in PRB stock or on 3/31/05 in index, including reinvestment of dividends.

Cumulative total return data provide by Research Data Group, Inc.

	April 12, 2005*	December 31, 2005
PRB Gas Transportation, Inc.	100	72
AMEX Market Value (U.S.)	100	131
AMEX Natural Resources	100	112

*                    March 31, 2005 for AMEX indices.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent public accountants for the purpose of preparing or issuing an audit report or related work.

Management is responsible for the Company’s financial statements and financial reporting process, including systems of internal control and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 89 (Audit Adjustments) and Statement on Auditing Standards No. 90 (Audit Committee Communications). Our independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the above-mentioned reviews and discussions, the Audit Committee recommended to the Board on March 16, 2006 that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors(1)

Joseph W. Skeehan, Chairman
Reuben Sandler
James P. Schadt

(1)          Marilena C. Marrelli and Thomas J. Jacobsen resigned from the Audit Committee on November 11, 2005 and Reuben Sandler and James P. Schadt were appointed to fill these vacancies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ehrhardt Keefe Steiner & Hottman PC, Certified Public Accountants (“EKS&H”), of Denver, Colorado as the independent auditor to audit the accounts of the Company and its subsidiaries for the year 2006. The firm has audited the accounts and records of the Company since May 2004. A representative of EKS&H is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Audit Committee of our Board of Directors is responsible for the appointment, compensation and oversight of the work of our independent public accountant. Pursuant to the Audit Committee’s charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditor. The approval may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual basis. The pre-approval of non-audit services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee. Our independent auditor may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act.

Fees Paid to the Independent Auditor

The Company paid the following fees to the independent accountants for the audit of the consolidated financial statements and for other services provided in the years ended December 31, 2005 and 2004. All services and fees including tax service fees were pre-approved by the Audit Committee.

	2005	2004
Audit fees	$354,787	$210,616
Audit-related fees	2,004	38,357
Tax fees	11,119	1,143
All other fees	1,674	929
Total fees	$369,584	$251,045

For purposes of the preceding table, the professional fees are classified as follows:

Audit Fees.   This category includes the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements for fiscal years 2005 and 2004, for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal 2005 and 2004, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees.   This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that related to the performance of audits or reviews of the financial statements that are not reported above under “Audit Fees,” and consist of fees for due diligence in connection with asset acquisitions that occurred primarily in 2004.

Tax Fees.   This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees.   This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under “Audit fees,” “Audit-Related fees,” or “Tax fees.”

PROPOSAL NO. 2

PROPOSAL TO AUTHORIZE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE ARTICLE FIRST TO PROVIDE THAT THE NAME OF THE COMPANY BE CHANGED FROM PRB GAS TRANSPORTATION, INC. TO PRB ENERGY, INC.

Proposed Amendment to Articles of Incorporation

The Board of Directors has adopted resolutions setting forth the proposed amendment to Article First of the Company’s Amended and Restated Articles of Incorporation (the “Amendment”), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company’s Stockholders at the Annual Meeting of Stockholders. The following is the text of the Amendment to Article First of the Amended and Restated Articles of Incorporation of the Company, as proposed to be amended:

“First:   The name of the corporation is PRB Energy, Inc.”

Purpose and Effect of Proposed Amendment

The Board of Directors believes that changing the Company’s name to PRB Energy, Inc. will better reflect the Company’s business activities including current and future operations.

Vote Required

If a quorum is present, the affirmative vote of a majority of the issued and outstanding shares of our Common Stock will be required for approval of the Amendment.

The Board of Directors and management unanimously recommend that you vote “for” the amendment to the Company’s Amended and Restated Articles of Incorporation to authorize the Company to change Article First to provide that the name of the Company be changed from PRB Gas Transportation, Inc. to PRB Energy, Inc.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company’s Investor Relations Department, 1875 Lawrence Street, Suite 450, Denver Colorado 80202. Also, such report may be obtained from our website at www.prbtrans.com.

OTHER MATTERS

The management of the Company is not aware of any other matters which are to be presented at the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Any stockholder who intends to submit a proposal at the 2007 annual meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 1, 2006. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. Our bylaws do not contain such an advance notice provision. Accordingly, for our 2007 annual meeting of stockholders, stockholders’ written notices must be received by us before March 25, 2007 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy. Such proposals should be sent to Susan C. Wright, Secretary, 1875 Lawrence Street, Suite 450, Denver, Colorado 80202.

The above notice and Proxy Statement are sent by order of the Board of Directors.

Susan C. Wright
Corporate Secretary
May 09, 2006

ANNEX A

PRB GAS TRANSPORTATION, INC.
AUDIT COMMITTEE CHARTER

Purpose

The purpose of the audit committee (the “committee”) of the board of directors (the “board”) of PRB Gas Transportation Inc. (the “Company”) is to (i) assist the board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s external auditor (the “independent auditor”), and (d) the performance of the Company’s Chief Financial Officer (“CFO”) and the independent auditor; and (ii) prepare the report of the committee required to be included in the Company’s annual proxy statement.

The board recognizes that while the committee has been given certain duties and responsibilities pursuant to this Charter, the committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting practices. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. The board also recognizes that meeting the responsibilities of an audit committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is required of an audit committee by existing law and regulation, such procedures are meant to serve as guidelines rather than inflexible rules and the audit committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time.

Composition of the Committee

The committee shall be comprised of three or more directors, each of whom (i) meets the independence requirements of the American Stock Exchange and (ii) otherwise satisfies the applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Act”), or the American Stock Exchange. At least one member of the committee shall be a “financial expert,” as such term is defined by the Securities and Exchange Commission. The chairperson of the committee must be “financially sophisticated” and all members must be “financially literate” at the time of appointment as those terms are defined by the American Stock Exchange. No director who serves on the audit committee of more than two public companies other than the Company shall be eligible to serve as a member of the committee. Determinations as to whether a particular director satisfies the requirements for membership on the committee shall be made by the board.

The members of the committee shall be appointed by the board on the recommendation of the board’s nominating committee and shall serve for such terms as the board may determine, or until their earlier resignation, death or removal by the board.

Meetings

The committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The board shall designate one member of the committee to serve as its chairperson. The committee will meet at such times as determined by its chairperson or as requested by any two of its members. Notice of all meetings shall be given, and waiver thereof determined, pursuant to the provisions, if any, contained in the Company’s bylaws. The chairperson will preside, when present, at all meetings of the committee. The committee may meet by telephone or video conference and may take action by unanimous consent.

Each member of the committee shall have one vote. One-third of the members, but not less than two, shall constitute a quorum. The committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the committee members.

The committee shall maintain copies of minutes of each meeting of the committee, and each unanimous consent to action taken without a meeting, reflecting the actions so authorized or taken by the committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.

External Advisors

The committee shall have the sole authority to obtain, at the Company’s expense, but at funding levels determined by the committee, advice and assistance from outside legal, accounting or other advisors. The committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

Duties and Responsibilities

The committee shall:

1.                Review the adequacy of this Charter at least annually.

2.                Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The committee shall make a recommendation to the board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3.                Review reports to management prepared by the independent auditor or the CFO and any responses to the same by management.

4.                Be responsible for the appointment, retention, termination, compensation and oversight of the independent auditor. The committee shall also be responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor shall report directly to the committee.

5.                Pre-approve all auditing and non-audit services to be provided to the Company by the independent auditor, subject to any exceptions provided in the Act. The committee delegates to the chairman of the committee authority to grant such preapprovals, provided that any such decision must be presented to the full committee at its next scheduled meeting.

6.                Obtain and review, at least annually, a report from the independent auditor describing the independent auditor’s compliance with Independence Standards Board Standard No. 1. Discuss with the independent auditor any issues or relationships disclosed in such report that, in the judgment of the committee, may have an impact on the competence or independence of the independent auditor.

7.                Obtain and review annually, prior to the completion of the independent auditor’s annual audit of the Company’s year-end financial statements (the “annual audit”), a report from the independent auditor, describing (a) all critical accounting policies and practices to be used in the annual audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management. Discuss with the independent auditor any material issues raised in such reports.

8.                Obtain assurance from the independent auditor that the audit was conducted in a manner consistent with Section 10A of the Act.

9.                Review the Company’s financial reporting processes and internal controls, based on consultation with the independent auditor. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of identified deficiencies.

10.         Discuss with the independent auditor the independent auditor’s judgment about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

11.         Discuss with the independent auditor the independent auditor’s judgment about the competence, performance and cooperation of management.

12.         Discuss with the CFO and management their views as to the competence, performance and independence of the independent auditor.

13.         Review with the independent auditor any audit problems or difficulties and management’s response. The review should include discussion of the responsibilities, budget and staffing of CFO function.

14.         Review with the independent auditor, and management the extent to which any previously-approved changes or improvements in financial or accounting practices and internal controls have been implemented.

15.         Review annually the effect of regulatory and accounting initiatives on the Company’s financial statements.

16.         Review annually the effect of off-balance sheet structures, if any, on the Company’s financial statements.

17.         Discuss policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, it being understood that it is the job of management to assess and manage the Company’s exposure to risk and that the committee responsibility is to discuss guidelines and policies by which risk assessment and management is undertaken.

18.         Set clear hiring policies for employees or former employees of the independent auditor.

19.         Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Review periodically with management and CFO these procedures and any significant complaints received.

20.         Meet separately, periodically, with management, the CFO and the independent auditor.

21.         Report regularly to the board, both with respect to the activities of the committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor or the performance of the CFO.

22.         Review with the Company’s chief legal officer and/or outside general counsel, the Company’s compliance with legal and regulatory requirements.

23.         Conduct an annual performance evaluation of the independent auditor and the CFO.

24.         Prepare the report of the committee required to be included in the Company’s annual proxy statement.

25.         Perform such other duties and responsibilities, consistent with this Charter and governing law, delegated to the committee by the board.

26.         Discuss significant financial reporting estimates and judgment calls made by management that affect the public financial statements and related footnotes with the CFO and/or management. Present findings, if any, to the Board of Directors.

27.         Discuss company-specific entity-level risks (including financial reporting risks, risks of fraud and risk of management override) with the CFO and/or management. Present findings, if any, to the Board of Directors.

Revised and approved by Audit Committee 3/15/06

ANNEX B

PRB GAS TRANSPORTATION, INC.
COMPENSATION COMMITTEE CHARTER

Membership

The Compensation Committee of the Board of Directors of PRB Gas Transportation, Inc. shall consist of a minimum of three (3) Directors. Members of the Committee shall be appointed by the Board of Directors upon recommendation by the Nominating Committee and may be removed by the Board in its discretion. All members of the Compensation Committee shall be independent Directors, each of whom meets the independence requirements of the American Stock Exchange and qualifies as “independent” under the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

Purpose and Responsibilities

The purpose of the Committee shall be to carry out the Board of Directors’ overall responsibility relating to executive compensation.

In furtherance of this purpose, the Committee shall have the following responsibilities:

1.                To assist the Board in developing and evaluating executive succession plans.

2.                To review, adjust where necessary and approve the evaluation process and compensation structure for the Company’s executive officers.

3.                To evaluate the Chief Executive Officer’s performance in light of established goals and objectives and, based upon these evaluations, set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive and equity compensation, subject to ratification by a majority of all the independent members of the Board.

4.                To review the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for such executive officers, subject to ratification by a majority of all the independent members of the Board.

5.                To provide advice to management concerning the compensation of other Company employees.

6.                To administer and interpret the Company’s Equity Compensation Plan including the approval of grants and/or awards of restricted stock, stock options and other forms of equity-based compensation to employees, consultants and advisors to the Company. In addition, the Committee shall make recommendations to the Board for the approval of grants and/or awards of restricted stock, stock options and other forms of equity-based compensation to non-employee directors under the Company’s Equity Compensation Plan.

7.                To maintain regular contact with the leadership of the Company. This should include review of data resulting from the employee evaluation process which may be conducted from time to time.

8.                To prepare and publish the annual report on executive compensation report in the Company’s proxy statement.

9.                To report its actions and any recommendations to the Board after each Committee meeting.

10.         To conduct and present to the Board an annual performance evaluation of the Committee.

11.         To periodically review the adequacy of this charter and recommend any proposed changes to the Board for approval.

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Resources and Authority

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Meetings

The Committee shall meet with such frequency as it shall determine is necessary to carry out its responsibilities but, in any case, not less than twice a year. The Chairman of the Committee will preside at all meetings which may be face-to-face or telephonic.

One-third of the members, but no fewer than two, shall constitute a quorum. The Committee shall be authorized to take action by an affirmative vote of the majority of the members present at any meeting at which a quorum is present or by written consent.

The Committee shall maintain copies of Minutes of each meeting of the Committee reflecting the actions so authorized or taken by the Committee.

Adopted 3/16/06

B-2

ANNEX C

PRB GAS TRANSPORTATION, INC.
NOMINATING COMMITTEE CHARTER

Membership

The Nominating Committee of the Board of Directors of PRB Gas Transportation, Inc. shall consist of a minimum of three (3) Directors. Members of the Committee shall be appointed by the Board of Directors upon recommendation by the Nominating Committee and may be removed by the Board in its discretion. All members of the Nominating Committee shall be independent Directors, each of whom meets the independence requirements of the American Stock Exchange and qualifies as “independent” under the Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

Purpose and Responsibilities

The purpose of the Committee shall be to identify, evaluate and recommend individuals qualified to be Directors of the Company and to serve on Committees of the Board.

In furtherance of this purpose, the Committee shall have the following responsibilities:

1.                To make recommendations to the Board regarding the size and composition of the Board and Committees thereof.

2.                To identify qualified individuals who meet the criteria for Board membership and to recommend such individuals to the Board for membership whether for election at a regularly scheduled shareholders’ meeting or to fill vacancies that might occur from time to time.

3.                To identify qualified Board members who meet the criteria for Committee membership and to recommend such members to the Board to serve as Committee members.

4.                To review and evaluate all shareholder nominees for director in accordance with the nominating criteria set forth below.

5.                To evaluate the qualifications and performance of incumbent Directors and determine whether to recommend them for re-election to the Board.

6.                To conduct and present to the Board an annual performance evaluation of the Committee.

7.                To periodically review the adequacy of this charter and recommend any proposed changes to the Board for approval.

Resources and Authority

The Committee shall have authority to retain such consultants and other advisors as the Committee may deem appropriate to identify and evaluate director candidates. The Committee shall have sole authority to approve related fees and retention terms.

The Committee shall also have authority to obtain advice and assistance from any office or employee of the Company.

Meetings

The Committee shall meet with such frequency as it shall determine is necessary to carry out its responsibilities. The Chairman of the Committee will preside at all meetings which may be face-to-face or telephonic.

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One-third of the members, but no fewer than two, shall constitute a quorum. The Committee shall be authorized to take action by an affirmative vote of the majority of the members present at any meeting at which a quorum is present or by written consent.

The Committee shall maintain copies of Minutes of each meeting of the Committee reflecting the actions so authorized or taken by the Committee.

Nominating Criteria

In evaluating candidates for nomination to the Board, the Committee shall take into account the applicable requirements for directors under the Exchange Act and the listing standards of the American Stock Exchange. The Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including his or her knowledge, expertise, skills, integrity, judgment, business or other experience and reputation in the business community. The Committee may consider candidates suggested by management or other members of the Board.

In evaluating candidates for nomination to Committees of the Board, the Committee shall, in addition to the requirements and considerations noted in the above paragraph, take into consideration the factors and requirements set forth in the charter of such committee.

Adopted 3/16/06

C-2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
PRB GAS TRANSPORTATION, INC.TO BE HELD June 14, 2006

The undersigned hereby appoints Robert W. Wright as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of PRB Gas Transportation, Inc. held of record by the undersigned on April 13, 2006 at the Annual Meeting of Shareholders to be held June 14, 2006 or any adjournment or postponement thereof.

IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED BELOW.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2.

1.                    Election of nominees listed below:

		FOR	AGAINST	WITHOLD VOTE
A.	Gus J. Blass III	☐	☐	☐
B.	William F. Hayworth	☐	☐	☐
C.	Reuben Sandler	☐	☐	☐
D.	James P. Schadt	☐	☐	☐
E.	Joseph W. Skeehan	☐	☐	☐
F.	Robert W. Wright	☐	☐	☐
G.	Justin W. Yorke	☐	☐	☐

2.                    To amend the Company’s Amended and Restated Articles of Incorporation to change Article First to provide that the name of the Company be changed to PRB Energy, Inc.

FOR ☐                         AGAINST ☐                       WITHHOLD VOTE ☐

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR ELCTION OF THE DIRECTORS AND THE PROPOSAL SET FORTH IN 2. ABOVE.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF THE STOCKHOLDERS. ☐

Dated:
Print Name

Signature

Signature, if held jointly